Exhibit 99.1
------------

For Immediate Release
Date:     April 22, 2003
Contact: Mark D. Bradford, President and Chief Executive Officer, Danise C. Alano, Assistant Vice President, Marketing Director
          Phone: 800.319.2664
          Fax:  812.331.3445
          WWW:  http://www.monroebank.com


                  Monroe Bancorp Reports First Quarter Earnings

BLOOMINGTON, Ind. - April 22, 2003 -- Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income for the quarter ended March 31, 2003 of $1,548,000, compared to $1,499,000 for the same period in 2002, an increase of 3.3 percent. The Company reported $0.25 basic and fully diluted earnings per share for the first quarter of 2003, unchanged from the first quarter of 2002.

Non-interest income totaled $1,684,000 for the quarter ending March 31, 2003, an increase of $269,000, or 19.0 percent over the quarter ended March 31, 2002. The growth in non-interest income was led by a $145,000 (66.2 percent) increase in revenue derived from the sale of fixed rate mortgages and a $56,000 (25.8 percent) increase in fee income from trust services.

"Our ability to move resources quickly to our mortgage department allowed us to maximize the opportunity provided by low interest rates during the first quarter," said Mark D. Bradford, President and CEO of Monroe Bancorp. "Quickly responding to opportunities is an important part of our corporate culture."

Loans totaled $401,881,000 on March 31, 2003. The year-over-year growth rate was
6.6 percent. Total deposits at March 31, 2003 were $418,670,000 compared to $382,509,000 at March 31, 2002. The deposit growth of $36.2 million represents a growth rate of 9.5 percent. The Company's total assets at March 31, 2003 were $553,420,000, which was 9.9 percent greater than the total at March 31, 2002.

Total non-performing assets and 90-day past due loans totaled $10,194,000 at March 31, 2003. The majority of these loans ($6.7 million) are related to a single real estate developer who recently declared bankruptcy. Approximately $1.7 million of the total were loans made directly to the developer. Loans totaling $3.0 million were made to the developer's brother and a company owned by the developer's brother. An additional $2.0 million of these non-performing loans were made to vendors and other parties related to the developer. Based on current information available, management believes the reserve for loan losses, which is 1.16 percent of the total Company's loan portfolio, is adequate to cover potential losses inherent in the loan portfolio.

Mr. Bradford indicated that resolving these loan issues is the Company's top priority. "The workout and final resolution of these credits is job one for our management team. At the same time, we will not allow these problems to distract us from continuing the momentum that we have developed in our non-interest income businesses and our expansion into Hendricks County."

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 20,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.


See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.


Forward-Looking Statements
--------------------------


This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                       ------------------------------------------------------  --------------------
                                                                          Quarters Ending                         Years Ending
                                                       ------------------------------------------------------  --------------------
                                                       Mar 2003   Dec 2002   Sept 2002  June 2002   Mar 2002   Dec 2002   Dec 2001
                                                       ------------------------------------------------------  --------------------
                BALANCE SHEET *
-------------------------------------------------------------------------------------------------------------  --------------------
Cash and Due from Banks                                $  16,057  $  20,526  $  16,705  $  17,575  $  12,878   $  20,526  $ 17,276
-------------------------------------------------------------------------------------------------------------  --------------------
Federal Funds Sold                                        12,700          -          -      9,200      8,100           -         -
-------------------------------------------------------------------------------------------------------------  --------------------
Securities                                               104,926    103,779    103,715    102,222     88,528     103,779    88,450
-------------------------------------------------------------------------------------------------------------  --------------------
Total Loans                                              401,881    391,315    390,364    381,267    376,881     391,315   371,800
-------------------------------------------------------------------------------------------------------------  --------------------
     Loans Held for Sale                                   5,197      7,417      8,276      1,344      3,917       7,417     8,032
-------------------------------------------------------------------------------------------------------------  --------------------
     Commercial & Industrial                              78,569     78,062     76,431     76,847     74,197      78,061    73,724
-------------------------------------------------------------------------------------------------------------  --------------------
     Real Estate:
-------------------------------------------------------------------------------------------------------------  --------------------
          Commercial & Residential                       249,253    238,013    236,212    235,721    232,132     238,013   225,931
-------------------------------------------------------------------------------------------------------------  --------------------
          Construction & Vacant Land                      28,173     27,470     29,885     29,748     28,318      27,470    28,013
-------------------------------------------------------------------------------------------------------------  --------------------
          Home Equity                                     18,964     17,927     16,887     15,050     14,821      17,927    13,637
-------------------------------------------------------------------------------------------------------------  --------------------
     Installment Loans                                    21,725     22,426     22,673     22,557     23,496      22,426    22,463
-------------------------------------------------------------------------------------------------------------  --------------------
Reserve for Loan Losses                                    4,680      4,574      3,931      4,186      4,278       4,574     4,198
-------------------------------------------------------------------------------------------------------------  --------------------
Bank Premises and Equipment                               11,732     11,793     11,923     11,977     11,842      11,793    11,633
-------------------------------------------------------------------------------------------------------------  --------------------
Federal Home Loan Bank Stock                               2,124      1,882      1,882      1,882      1,882       1,882     1,534
-------------------------------------------------------------------------------------------------------------  --------------------
Interest Receivable and Other Assets                       8,680      8,596      8,347      8,507      7,942       8,596     9,058
-------------------------------------------------------------------------------------------------------------  --------------------
           Total Assets                                $ 553,420  $ 533,317  $ 529,005  $ 528,444  $ 503,775   $ 533,317   495,553
-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------
Total Deposits                                         $ 418,670  $ 398,567  $ 404,291  $ 403,496  $ 382,509   $ 398,567   359,206
-------------------------------------------------------------------------------------------------------------  --------------------
     Non-Interest Checking                                62,531     60,476     60,281     59,487     58,108      60,476    55,034
-------------------------------------------------------------------------------------------------------------  --------------------
     Interest Checking & NOW                              78,883     81,160     76,150     65,530     62,749      81,160    65,925
-------------------------------------------------------------------------------------------------------------  --------------------
     Regular Savings                                      26,457     22,459     23,153     18,338     19,330      22,459    16,840
-------------------------------------------------------------------------------------------------------------  --------------------
     Money Market Savings                                 66,508     53,865     59,750     69,078     67,144      53,865    64,802
-------------------------------------------------------------------------------------------------------------  --------------------
     CDs Less than $100,000                              102,196     99,930    107,556    103,687     97,418      99,930    87,137
-------------------------------------------------------------------------------------------------------------  --------------------
     CDs Greater than $100,000                            71,089     69,910     66,195     77,033     67,605      69,910    60,180
-------------------------------------------------------------------------------------------------------------  --------------------
     Other Time                                           11,006     10,767     11,206     10,343     10,155      10,767     9,288
-------------------------------------------------------------------------------------------------------------  --------------------
Total Borrowings                                          83,858     85,240     75,562     76,853     73,729      85,240    89,997
-------------------------------------------------------------------------------------------------------------  --------------------
     Federal Funds Purchased                                   -     10,050        200          -          -      10,050    21,900
-------------------------------------------------------------------------------------------------------------  --------------------
     Securities Sold Under Repurchase Agreements          40,694     39,158     39,274     39,903     34,600      39,158    36,312
-------------------------------------------------------------------------------------------------------------  --------------------
     FHLB Advances                                        42,486     34,956     34,999     35,540     37,630      34,956    30,658
-------------------------------------------------------------------------------------------------------------  --------------------
     Loans Sold Under Repurchase Agreement and
-------------------------------------------------------------------------------------------------------------  --------------------
          Other Notes Payable                                678      1,076      1,089      1,410      1,499       1,076     1,127
-------------------------------------------------------------------------------------------------------------  --------------------
Interest Payable and Other Liabilities                     5,908      5,247      5,646      5,639      6,137       5,247     5,666
-------------------------------------------------------------------------------------------------------------  --------------------
          Total Liabilities                              508,436    489,054    485,499    485,988    462,375     489,054   454,869
-------------------------------------------------------------------------------------------------------------  --------------------
Shareholders Equity                                       44,984     44,263     43,506     42,456     41,400      44,263    40,684
-------------------------------------------------------------------------------------------------------------  --------------------
          Total Liabilities and Shareholders' Equity   $ 553,420  $ 533,317  $ 529,005  $ 528,444  $ 503,775   $ 533,317   495,553
-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------
Book Value Per Share                                      $ 7.37     $ 7.25     $ 7.13     $ 6.96     $ 6.79      $ 7.25    $ 6.67
-------------------------------------------------------------------------------------------------------------  --------------------
End of Period Shares Outstanding                       6,105,151  6,103,869  6,102,529  6,101,055  6,099,779   6,103,869 6,098,503
-------------------------------------------------------------------------------------------------------------  --------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                       ------------------------------------------------------  --------------------
                                                                          Quarters Ending                         Years Ending
                                                       ------------------------------------------------------  --------------------
                INCOME STATEMENT                        Mar 2003   Dec 2002   Sept 2002  June 2002  Mar 2002    Dec 2002  Dec 2001
-------------------------------------------------------------------------------------------------------------  --------------------
Net Interest Income                                      $ 4,720    $ 4,748    $ 4,716    $ 4,647    $ 4,627    $ 18,738  $ 16,937
-------------------------------------------------------------------------------------------------------------  --------------------
Loan Loss Provision                                          405        805        405        276        276       1,762     1,050
-------------------------------------------------------------------------------------------------------------  --------------------
Total Non-Interest Income                                  1,684      1,832      1,494      1,329      1,415       6,070     4,916
-------------------------------------------------------------------------------------------------------------  --------------------
     Service Charges on Deposit Accounts                     634        659        671        662        595       2,587     2,128
-------------------------------------------------------------------------------------------------------------  --------------------
     Trust Fees                                              273        208        254        239        217         918       839
-------------------------------------------------------------------------------------------------------------  --------------------
     Commission Income                                       186        210        196        203        208         817       770
-------------------------------------------------------------------------------------------------------------  --------------------
     Gain on Sale of Loans                                   364        404        239        174        219       1,036       515
-------------------------------------------------------------------------------------------------------------  --------------------
     Realized Gains (Losses) on Securities                    (4)         6        151         46          -         203        (6)
-------------------------------------------------------------------------------------------------------------  --------------------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan      (25)        83       (239)      (192)       (13)       (361)     (224)
-------------------------------------------------------------------------------------------------------------  --------------------
     Other Operating Income                                  256        262        222        197        189         870       894
-------------------------------------------------------------------------------------------------------------  --------------------
Total Non-Interest Expense                                 3,705      3,727      3,330      3,364      3,510      13,931    12,046
-------------------------------------------------------------------------------------------------------------  --------------------
     Salaries & Wages                                      1,527      1,509      1,520      1,522      1,444       5,995     5,319
-------------------------------------------------------------------------------------------------------------  --------------------
     Commissions & Incentive Compensation                    350        282        358        294        296       1,230       886
-------------------------------------------------------------------------------------------------------------  --------------------
     Employee Benefits                                       373        369        287        286        375       1,317     1,158
-------------------------------------------------------------------------------------------------------------  --------------------
     Premises & Equipment                                    638        592        595        600        595       2,382     1,968
-------------------------------------------------------------------------------------------------------------  --------------------
     Advertising                                             127        109        127        180        168         584       552
-------------------------------------------------------------------------------------------------------------  --------------------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                          (19)       117       (229)      (178)         -        (290)     (158)
-------------------------------------------------------------------------------------------------------------  --------------------
     Other Operating Expenses                                709        749        672        660        632       2,713     2,321
-------------------------------------------------------------------------------------------------------------  --------------------
Income Before Income Tax                                   2,294      2,048      2,475      2,336      2,256       9,115     8,757
-------------------------------------------------------------------------------------------------------------  --------------------
Income Tax Expense                                           746        669        818        773        757       3,017     3,008
-------------------------------------------------------------------------------------------------------------  --------------------
Net Income After Tax & Before Extraordinary Items          1,548      1,379      1,657      1,563      1,499       6,098     5,749
-------------------------------------------------------------------------------------------------------------  --------------------
Extraordinary Items                                            -          -          -          -          -           -         -
-------------------------------------------------------------------------------------------------------------  --------------------
Net Income                                               $ 1,548    $ 1,379    $ 1,657    $ 1,563    $ 1,499     $ 6,098   $ 5,749
-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------
Basic Earnings Per Share                                    0.25       0.23     $ 0.27     $ 0.26     $ 0.25      $ 1.00    $ 0.94
-------------------------------------------------------------------------------------------------------------  --------------------
Diluted Earnings Per Share                                  0.25       0.23       0.27       0.26       0.25        1.00      0.94
-------------------------------------------------------------------------------------------------------------  --------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                       ------------------------------------------------------  --------------------
                                                                          Quarters Ending                         Years Ending
                                                       ------------------------------------------------------  --------------------
                ASSET QUALITY                            Mar 2003   Dec 2002  Sept 2002   June 200   Mar 2002   Dec 2002   Dec 2001
-------------------------------------------------------------------------------------------------------------  --------------------
Net Charge-Offs                                            $ 299      $ 162      $ 660      $ 340      $ 196     $ 1,358     $ 724
-------------------------------------------------------------------------------------------------------------  --------------------
OREO Expenses (Gains)                                         10         21         17         52         11         101        80
-------------------------------------------------------------------------------------------------------------  --------------------
    Total Credit Charges                                   $ 309      $ 183      $ 677      $ 392      $ 207     $ 1,459     $ 759
-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------
Non-Performing Loans                                     $ 8,047    $ 4,057    $ 2,441    $ 2,834    $ 1,936     $ 4,057   $ 1,474
-------------------------------------------------------------------------------------------------------------  --------------------
OREO                                                         258        110        377        280        352         110       505
-------------------------------------------------------------------------------------------------------------  --------------------
      Non-Performing Assets                                8,305      4,167      2,818      3,114      2,288       4,167     1,979
-------------------------------------------------------------------------------------------------------------  --------------------
90 Day Past Due Loans net of NPLs                          1,889        588        883      1,182      1,140         588     1,705
-------------------------------------------------------------------------------------------------------------  --------------------
      Non Performing Assets+ 90PD/Assets                $ 10,194    $ 4,755    $ 3,701    $ 4,296    $ 3,428     $ 4,755   $ 3,684
-------------------------------------------------------------------------------------------------------------  --------------------

                RATIO ANALYSIS - CREDIT QUALITY*
-------------------------------------------------------------------------------------------------------------  --------------------
NCO/Loans                                                  0.30%      0.17%      0.68%      0.36%      0.21%       0.35%     0.19%
-------------------------------------------------------------------------------------------------------------  --------------------
Credit Charges/Loans & OREO                                0.31%      0.19%      0.69%      0.41%      0.22%       0.37%     0.20%
-------------------------------------------------------------------------------------------------------------  --------------------
Non-Performing Loans/Loans                                 2.00%      1.04%      0.63%      0.74%      0.51%       1.04%     0.40%
-------------------------------------------------------------------------------------------------------------  --------------------
Non Performing Assets/Loans &OREO                          2.07%      1.06%      0.72%      0.82%      0.61%       1.06%     0.53%
-------------------------------------------------------------------------------------------------------------  --------------------
Non-Performing Assets/Assets                               1.50%      0.78%      0.53%      0.59%      0.45%       0.78%     0.40%
-------------------------------------------------------------------------------------------------------------  --------------------
Non Performing Assets+ 90PD/Assets                         1.84%      0.89%      0.70%      0.81%      0.68%       0.89%     0.74%
-------------------------------------------------------------------------------------------------------------  --------------------
Reserve/Non Performing Loans                              58.16%    112.74%    161.04%    147.71%    220.97%     112.74%   284.80%
-------------------------------------------------------------------------------------------------------------  --------------------
Reserve/Total Loans                                        1.16%      1.17%      1.01%      1.10%      1.14%       1.17%     1.13%
-------------------------------------------------------------------------------------------------------------  --------------------
Equity & Reserves/NPA                                    598.00%   1171.99%   1683.36%   1497.82%   1996.42%    1171.99%  2267.91%
-------------------------------------------------------------------------------------------------------------  --------------------
OREO/NPA                                                   3.11%      2.64%     13.38%      8.99%     15.38%       2.64%    25.52%
-------------------------------------------------------------------------------------------------------------  --------------------

                RATIO ANALYSIS - CAPITAL ADEQUACY *
-------------------------------------------------------------------------------------------------------------  --------------------
Equity/Assets                                              8.13%      8.30%      8.22%      8.03%      8.22%       8.30%     8.21%
-------------------------------------------------------------------------------------------------------------  --------------------
Equity/Loans                                              11.19%     11.31%     11.14%     11.14%     10.98%      11.31%    10.94%
-------------------------------------------------------------------------------------------------------------  --------------------

                RATIO ANALYSIS - PROFITABILITY
-------------------------------------------------------------------------------------------------------------  --------------------
Return on Average Assets                                   1.15%      1.03%      1.24%      1.21%      1.22%       1.17%     1.26%
-------------------------------------------------------------------------------------------------------------  --------------------
Return on Average Equity                                  14.00%     12.45%     15.25%     14.91%     14.77%      14.32%    14.52%
-------------------------------------------------------------------------------------------------------------  --------------------
Net Interest Margin (tax-equivalent)                       3.92%      3.95%      3.94%      4.05%      4.13%       4.02%     4.17%
-------------------------------------------------------------------------------------------------------------  --------------------

*  Based on period end numbers